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                                Exhibit 10 (a)
                              Consent of Counsel


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         February 29, 1996

         Board Of Directors
         Canada Life Insurance Company of America
         Canada Life of America Variable Annuity Account 1
         330 University Avenue
         Toronto, Canada M5G 1R8

         Gentlemen:

         I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in Post-effective Amendment No. 10 to the Registration Statement on Form N-4 (File No. 33-28889) filed by Canada Life Insurance Company of America and Canada Life of America Variable Annuity Account 1 with the Securities and Exchange Commission. In giving this consent, I do not admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

         Sincerely,

         /s/ David A. Hopkins

         David A. Hopkins
         Chief Counsel, U.S. Division

         DAH/dr